Exhibit 99.2

Change of control notice - 2023 Notes

Released 12:44:11 23 April 2021

RNS Number : 4765W
William Hill PLC
23 April 2021

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

THIS NOTICE IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY

DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD CONSULT YOUR OWN INDEPENDENT

FINANCIAL, TAX AND LEGAL ADVISERS, AS APPLICABLE.

23 April 2021

WILLIAM HILL PLC

(a company incorporated under the laws of England and Wales with company number 04212563, whose registered office is at 1 Bedford Avenue, London WC1B 3AU (the “Issuer”))

CHANGE OF CONTROL NOTICE

with respect to the £350,000,000 4.875 per cent. Guaranteed Notes due 2023 (the “Notes”)

Common Code: 141254766/ISIN: XS1412547660

We refer to the trust deed dated 27 May 2016 (the “Trust Deed”) by and between the Issuer, William Hill Organization Limited, WHG (International) Limited, William Hill Australia Holdings PTY Limited and The Law Debenture Trust Corporation p.l.c. as trustee (the “Trustee”), constituting the Notes and containing the terms and conditions of the Notes (the “Conditions”), as amended, restated and/or supplemented from time to time. Terms not otherwise defined herein shall have the meaning given to them in the Trust Deed.

NOTICE IS HEREBY GIVEN THAT, pursuant to Condition 7(c), a Put Event has occurred and accordingly each Noteholder is entitled to require the Issuer to redeem or (at the option of the Issuer) purchase the Notes of such holder.

In accordance with Condition 7(c), the Noteholders may require the Issuer to redeem (or purchase) their Notes on the Put Date, which shall be 14 June 2021 being the date that is seven days after the expiry of the Put Period (the “Put Option”).

Notes shall be redeemed by the Issuer at a cash purchase price equal to 101 per cent. of the principal amount thereof together with interest accrued to but excluding the Put Date.

The Put Event has occurred as a result of (i) the occurrence of a Change of Control, resulting from the Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 transferring the entire issued share capital of the Issuer to Caesars UK Holdings Limited becoming effective, and (ii) the Notes not having an Investment Grade rating from at least two of the Rating Agencies at the time of such Change of Control. Consequently, in accordance with Condition 7(c), the Issuer is required to give a Change of Control Notice to the Trustee and the Noteholders.

To exercise the Put Option:

(a)

in respect of Notes held in global form, a holder of a Note must, within the period starting on the date of this Change of Control Notice and ending on the date falling 45 days after the date of this Change of Control Notice, being 7 June 2021 (after which date the Put Option shall expire) (the “Relevant Period”) give notice to Citibank, N.A., London Branch, the principal paying agent (the “Principal Paying Agent”) of such exercise in the form obtainable from the specified office of the Principal Paying Agent and in accordance with the standard procedures of, and in the form acceptable to, Euroclear and Clearstream, Luxembourg; and

(b)

in respect of Notes held in definitive form, a holder of a Note must, within the Relevant Period, deliver (i) such Note at the specified office of the Principal Paying Agent, (ii) a duly signed and completed notice of the exercise of the Put Option in the form obtainable from the specified office of the Principal Paying Agent, and (iii) all Coupons appertaining to such Note maturing after the Put Date, failing which the relevant Paying Agent will require payment of an amount equal to the face value of any missing such Coupon, such notice being, in each case, a “Change of Control Put Notice”.

Any Change of Control Put Notice, once given, shall be irrevocable.

The contact details of the specified office of the Principal Paying Agent are:

Citibank, N.A., London Branch

Citigroup Centre

Canary Wharf

London E14 5LB

Telephone No: +353 1 622 0866

Email: ppapayments@citi.com

Attention: Agency and Trust Services

Important Notice

The early redemption of the Notes cannot be accepted in any jurisdiction where such redemption would be prohibited or restricted by applicable law, or by residents of such jurisdictions. No document related to the exercise of the early redemption option can be transmitted, directly or indirectly, in any such jurisdictions, or to such persons.

This notice does not constitute an offer to sell or a solicitation of a purchase or a purchase order of securities in any jurisdiction.

The Notes have not been and will not be registered under US Securities Act of 1933, as amended (the “Securities Act”), or under any applicable securities laws of any state or other jurisdiction of the United States and the Notes may not be offered or sold within the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state or local securities laws.

Neither the Issuer nor its boards of directors or management makes any recommendation as to whether Noteholders should or should not exercise their Put Option. In addition, in accordance with normal practice, the Trustee expresses no opinion as to the contents of this notice, and makes no representation that all relevant information has been disclosed to Noteholders in this notice. Accordingly, Noteholders must satisfy themselves concerning the tax, legal, currency and other economic considerations relevant to the exercise of the Put Option and make their own decision as to whether to exercise their Put Option and, if so, with respect to how many Notes. In doing so, Noteholders should consult their own financial, legal and tax advisors, and read carefully and evaluate the information in the Conditions and this notice.

As more particularly set out in the Conditions, copies of the Trust Deed are available for inspection during normal business hours at the offices of the Principal Paying Agent, amongst other transaction parties.

In light of the impact of government restrictions in response to the COVID-19 pandemic and to allow for Trust Deed to be reviewed, the Issuer will procure that the Principal Paying Agent will make electronic copies available upon request.

NOTICE OF TRANSFER OF US BUSINESS

On 22 April 2021, the whole of William Hill’s US business was transferred into the Caesars Entertainment, Inc. group in consideration for intra-group notes issued in favour of William Hill Holdings Limited and the Issuer respectively, the aggregate principal amount of which reflects the valuation of William Hill’s US business as determined by independent third party valuers.

Enquiries

Louise Turner-Smith, Director of Investor Relations Alison Cole, Director of Corporate Communications	Tel: +44 (0) 20 7612 3251 Tel: +44 (0) 20 7612 3233

This Notice is given by:

William Hill PLC

1 Bedford Avenue

London

WC1B 3AU

Dated: 23 April 2021

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